Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Gausling, Ronald H. Spair, and Jack E. Jerrett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2003, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of March 2, 2004.

/s/ Carter H. Eckert

Signature

Carter H. Eckert

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Gausling, Ronald H. Spair, and Jack E. Jerrett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2003, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 12, 2004.

/s/ Michael J. Gausling

Signature

Michael J. Gausling

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Gausling, Ronald H. Spair, and Jack E. Jerrett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2003, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 15, 2004.

/s/ Frank G. Hausmann

Signature

Frank G. Hausmann

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Gausling, Ronald H. Spair, and Jack E. Jerrett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2003, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 17, 2004.

/s/ Ronny B. Lancaster

Signature

Ronny B. Lancaster

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Gausling, Ronald H. Spair, and Jack E. Jerrett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2003, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 12, 2004.

/s/ Gregory B. Lawless

Signature

Gregory B. Lawless

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Gausling, Ronald H. Spair, and Jack E. Jerrett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2003, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 12, 2004.

/s/ Roger L. Pringle

Signature

Roger L. Pringle

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Gausling, Ronald H. Spair, and Jack E. Jerrett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2003, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of March 2, 2004.

/s/ Douglas G. Watson

Signature

Douglas G. Watson

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